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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                August 11, 1999


                AmeriCredit Automobile Receivables Trust 1999-C
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


        United States                  333-63565               88-0359494
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


c/o AmeriCredit Financial                               76102
     Services, Inc.                                   (Zip Code)
  Attention: Chris A. Choate
801 Cherry Street, Suite 3900
   Fort Worth, Texas
 (Address of Principal
 Executive Offices)


Registrant's telephone number including area code (817) 302-7000
                                                  --------------

         (Former name or former address, if changed since last report)
                  200 Bailey Avenue, Fort Worth, Texas 76107

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Item 2.  Acquisition or Disposition of Assets
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Description of the Securities and the Auto Loans

          AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $1,000,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 1999-C (the "Trust") issued $35,000,000 Class A-1A 5.67375% Asset Backed Notes, $100,000,000 Class A-1B Floating Rate Asset Backed Notes, $69,500,000 Class A-2A 6.32% Asset Backed Notes, $230,500,000 Class A-2B
Floating Rate Asset Backed Notes, $182,000,000 Class A-3 6.84% Asset Backed Notes, $283,000,000 Class A-4 Floating Rate Backed Notes and $100,000,000 Class A-5 6.81% Asset Backed Notes, (collectively, the "Notes") on August 26, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

          The Notes were issued pursuant to an Indenture attached hereto as
Exhibit 4.1, dated as of August 24, 1999, between the Trust and Bank One, N.A.,
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as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral
Agent").

          The Notes will evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

          As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated August 13, 1999 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

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          Item 7.   Financial Statements, Pro Forma Financial Information
                    -----------------------------------------------------
                    and Exhibits.
                    ------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          1.1 Underwriting Agreement, dated August 13, 1999 among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Chase Securities Inc., as Representative of the Underwriters.

          4.1 Indenture, dated as of August 24, 1999 between AmeriCredit Automobile Receivables Trust 1999-C and Bank One, N.A., as Trustee and Trust Collateral Agent.

          4.2 The Amended and Restated Trust Agreement dated as of August 24, 1999, between AFS Funding Corp., as Seller, and Bankers Trust (Delaware), as Owner Trustee.

          4.3 Sale and Servicing Agreement, dated as of August 24, 1999, among AmeriCredit Automobile Receivables Trust 1999-C, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent.

          4.4 Note Guaranty Surety Bond, dated August 26, 1999 and delivered by Financial Security Assurance Inc.

          10.1 Purchase Agreement, dated as of August 24, 1999, among AmeriCredit Financial Services, Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

          10.2 Indemnification Agreement, dated August 24, 1999, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Chase Securities Inc., as Representative of the Underwriters.

          23.1 Consent of PricewaterhouseCoopers LLP regarding financial statement of AmeriCredit Automobile Receivables Trust 1999-C and their report.

          23.2 Report of PricewaterhouseCoopers LLP regarding financial statement of AmeriCredit Automobile Receivables Trust 1999-C.

          99.1 Statistical information for the receivables as of the Initial Cut-off date.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               AMERICREDIT AUTOMOBILE RECEIVABLES TRUST
               1999-C

               By:  AmeriCredit Financial Services, Inc., as
                    Servicer


                    By:/s/ Preston Miller
                       ------------------
                       Name:  Preston Miller
                       Title: Senior Vice President and
                              Treasurer


Dated:  September 2, 1999

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                                 EXHIBIT INDEX
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Exhibit No.    Description
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1.1            Underwriting Agreement, dated August 13 1999, among AmeriCredit
               Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Chase Securities Inc., as Representative of the Underwriters.

4.1 Indenture, dated as of August 24, 1999, between AmeriCredit Automobile Receivables Trust 1999-C and Bank One, N.A., as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement dated as of August 24, 1999 between AFS Funding Corp., as Seller, and Bankers Trust (Delaware), as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of August 24, 1999, among AmeriCredit Automobile Receivables Trust 1999-C, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent.

4.4 Note Guaranty Surety Bond, dated August 26, 1999, and delivered by Financial Security Assurance Inc.

10.1 Purchase Agreement, dated as of August 24, 1999, among AmeriCredit Financial Services, Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

10.2           Indemnification Agreement, dated August 24, 1999, among
               Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Chase Securities Inc., as Representative of the Underwriters.

23.1 Consent of PricewaterhouseCoopers LLP regarding financial statement of AmeriCredit Automobile Receivables Trust 1999-C and their report.

23.2 Report of PricewaterhouseCoopers LLP regarding financial statement of AmeriCredit Automobile Receivables Trust 1999-C.

99.1           Statistical information for the receivables as of the Initial
               Cut-off date.

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